UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2013

Analog Devices, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-7819	04-2348234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way Norwood, MA	02062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 3, 2013, Analog Devices, Inc. (“Analog Devices”) issued $500 million aggregate principal amount of 2.875% Senior Notes due 2023 (the “2023 Notes”) in a public offering pursuant to a registration statement on Form S-3 (File No. 333-183490) and a related prospectus and prospectus supplement, each as filed with the Securities and Exchange Commission. The 2023 Notes were sold in an underwritten public offering pursuant to an underwriting agreement, dated as of May 22, 2013, between Analog Devices and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, as the representatives of the several underwriters named therein, previously filed with the Securities and Exchange Commission.

The 2023 Notes bear interest at a rate of 2.875% per year and will mature on June 1, 2023. Interest on the 2023 Notes is payable on June 1 and December 1 of each year, beginning on December 1, 2013.

At any time prior to March 1, 2023, Analog Devices may, at its option, redeem some or all of the 2023 Notes by paying a make-whole premium, plus accrued and unpaid interest, if any, to the date of redemption. At any time on or after March 1, 2023, Analog Devices may, at its option, redeem some or all of the 2023 Notes at par, plus accrued and unpaid interest, if any, to the date of redemption. The 2023 Notes are unsecured and rank equally in right of payment with all of Analog Devices’ other unsecured senior indebtedness.

The 2023 Notes were issued pursuant to an indenture, dated as of June 3, 2013, as supplemented by a supplemental indenture, dated as of June 3, 2013, between Analog Devices and The Bank of New York Mellon Trust Company, N.A., as trustee. The indenture and the supplemental indenture contain certain covenants, events of default and other customary provisions.

The foregoing descriptions of the 2023 Notes, the indenture and the supplemental indenture are summaries only and are qualified in their entirety by reference to the full text of such documents. The form of indenture, which was filed as Exhibit 4.1 to Analog Devices’ Shelf Registration Statement on Form S-3 with the Securities and Exchange Commission on August 22, 2012 and the indenture and supplemental indenture, which are attached hereto as Exhibits 4.1 and 4.2, respectively, are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Indenture, dated as of June 3, 2013, between Analog Devices and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Supplemental Indenture, dated as of June 3, 2013, between Analog Devices and The Bank of New York Mellon Trust Company, N.A., as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANALOG DEVICES, INC.

Date: June 3, 2013	/s/ David A. Zinsner
	Name:	David A. Zinsner
	Title:	Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

4.1	Indenture, dated as of June 3, 2013, between Analog Devices and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Supplemental Indenture, dated as of June 3, 2013, between Analog Devices and The Bank of New York Mellon Trust Company, N.A., as trustee.